SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             OHIO VALLEY BANC CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2)
    of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        --------------------------------
    (2) Aggregate number of securities to which transaction applies:

        --------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:________________________

     (2) Form, Schedule or Registration Statement No.:_________________________

     (3) Filing Party:_________________________________

     (4) Date Filed:__________________________________

                         ANNUAL MEETING OF SHAREHOLDERS
                            Wednesday, April 9, 2003



TO OUR SHAREHOLDERS:

We take pleasure in inviting you to our Annual Meeting of Shareholders, which will be held on Wednesday, April 9, 2003, at 5:00 p.m., Eastern Daylight Time, at the Morris and Dorothy Haskins Ariel Theatre, 426 Second Avenue, Gallipolis, Ohio.

The Annual Meeting will be held for the purpose of electing Directors and transacting such other business as may properly be brought before it. At the meeting, we shall also report to you on our operations during the past year and plans for the future.

The close of business on March 12, 2003 has been fixed as the record date for determination of shareholders entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment thereof.

The formal notice of Annual Meeting, the Proxy Statement and a proxy card are enclosed. After reading the Proxy Statement, will you please promptly fill in, sign and return to us the enclosed proxy card in the envelope provided. In lieu of returning the enclosed proxy card, you may vote by either visiting the proxyvote.com Web site or calling the toll-free number on the proxy card. Polls will close promptly at 5:00 p.m. on the day of the Annual Meeting, April 9, 2003. We urge you to vote to insure that your shares are represented.

Last year, more than 81% of the Company's shares were represented in person or by proxy at the Annual Meeting. The Company appreciates this interest on your part.

We hope to see many of you in person at the Annual Meeting. There will be a social hour beginning at 4:00 p.m. Hors D'oeuvres and beverages will be served, and we hope you will take this opportunity to become acquainted with the officers and Directors of your Company.

Sincerely,



James L. Dailey                  Jeffrey E. Smith
Chairman of the Board            President and Chief Executive Officer



Dated:  March 19, 2003

                             OHIO VALLEY BANC CORP.
                                  P.O. Box 240
                             Gallipolis, Ohio 45631


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            Wednesday, April 9, 2003
                                    5:00 p.m.


                                                                Gallipolis, Ohio
                                                                  March 19, 2003

To the Shareholders of
Ohio Valley Banc Corp.

     Notice is hereby given that the Annual Meeting of Shareholders of Ohio Valley Banc Corp. (the "Company") will be held at the Morris and Dorothy Haskins Ariel Theatre, 426 Second Avenue, Gallipolis, Ohio, on Wednesday, the 9th day of April, 2003, at 5:00 p.m., Eastern Daylight Time, for the following purposes:

         1. To elect three Directors of the Company to serve for three-year terms until the 2006 Annual Meeting of Shareholders and until their successors are elected and qualified.

         2. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     Holders of common shares of the Company of record at the close of business on March 12, 2003, will be entitled to vote at the meeting. If you attend the Annual Meeting and desire to revoke your proxy, you may do so and vote in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                                                 James L. Dailey
                                                           Chairman of the Board


                                                                Jeffrey E. Smith
                                           President and Chief Executive Officer

                             OHIO VALLEY BANC CORP.
                                  P.O. Box 240
                             Gallipolis, Ohio 45631

                                                                  March 19, 2003

                                 PROXY STATEMENT

         This Proxy Statement is first being mailed on or about March 19, 2003, to all shareholders of record at the close of business on March 12, 2003, regarding the Annual Meeting of Shareholders of Ohio Valley Banc Corp. (the "Company") to be held at the Morris and Dorothy Haskins Ariel Theatre, 426 Second Avenue, Gallipolis, Ohio, on Wednesday, April 9, 2003, at 5:00 p.m., Eastern Daylight Time (the "Annual Meeting").


Proxy Solicitation

         A proxy for use at the Annual Meeting accompanies this Proxy Statement and is solicited by the Board of Directors of the Company. A shareholder of the Company may use his proxy if he is unable to attend the Annual Meeting in person or wishes to have his common shares voted by proxy even if he does attend the Annual Meeting. Without affecting any vote previously taken, any shareholder executing a proxy may revoke it at any time before it is voted by (1) filing with the Secretary of the Company, at the address of the Company set forth on the cover page of this Proxy Statement, written notice of such revocation; (2) executing a later-dated proxy which is received by the Company prior to the Annual Meeting; or (3) attending the Annual Meeting and giving notice of such revocation in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

        The cost of this solicitation will be borne by the Company. Although the solicitation of proxies will be made primarily by mail, proxies may also be solicited by some of the Company's Directors, officers, and regular employees who may communicate with shareholders by further mailings, by telephone or by personal contact to request the return of the proxies.

         The Annual Report of the Company for the fiscal year ended December 31, 2002, including financial statements, is enclosed with this Proxy Statement.


Voting Securities and Principal Holders Thereof

         Only shareholders of record at the close of business on March 12, 2003, are entitled to vote at the Annual Meeting. As of February 27, 2003, the Company had 3,473,766 outstanding common shares, without par value ("Common Shares"). Each Common Share entitles the holder thereof to one vote on each matter submitted to the shareholders at the Annual Meeting. Additional Common Shares, which are currently authorized but not issued, may be issued by the Company prior to March 12, 2003, for a variety of purposes, including pursuant to the voluntary purchase provisions of the Company's Dividend Reinvestment Plan. These additional Common Shares which may be issued after February 27, 2003, but prior to March 12, 2003, would be entitled to the same voting rights as referenced above.

Principal Shareholder of the Company

         The following table indicates the only holder known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Shares of the Company.

                                           No. of Common
                                             Shares and
                                              Nature of               Percent of
Name and Address                         Beneficial Ownership          Class (1)
----------------                       -----------------------         ---------

Morris E. Haskins Revocable Living Trust          233,782 (2)              6.73%
Paul D. Wedge, Jr. - Trustee
1767 Chestnut Street
Bowling Green, KY  42101

(1) The percent of class is based upon 3,473,766 Common Shares outstanding as of February 27, 2003.

(2) Based on information contained in a Schedule 13G filing with the Securities and Exchange Commission, dated February 11, 2003, the Morris E. Haskins Revocable Living Trust beneficially owns 233,782 Common Shares. That filing shows Paul D. Wedge, Jr. - Trustee has sole voting and investment power over 233,782 Common Shares.


         The following table indicates, as of February 27, 2003, the number and percentage of outstanding Common Shares of the Company beneficially owned by each Director of the Company, by each nominee for election to the Board of Directors, and by all Directors and Executive Officers of the Company as a group.

                                           No. of Common
                                             Shares and
                                              Nature of               Percent of
Name and Address                       Beneficial Ownership(1)         Class (2)
----------------                       -----------------------         ---------

Anna P. Barnitz                                   481                       .01%
9491 Leiving Road
Letart, West Virginia 25253

Phil A. Bowman                                 49,762                      1.43%
20 Robin Hill
Jackson, Ohio 45640

W. Lowell Call                                 15,583                       .45%
399 Maple Drive
Gallipolis, Ohio 45631

Steven B. Chapman                               1,206                       .03%
544 Second Avenue
Gallipolis, Ohio 45631

James L. Dailey                                24,048                       .69%
5434 Hessler Circle
Hilliard, Ohio 43026

Robert H. Eastman                              65,248                      1.88%
4551 State Route 588
Gallipolis, Ohio 45631

Jeffrey E. Smith (3)                           15,303 (4)                   .44%
20 Cedar Street
Gallipolis, Ohio 45631

Lannes C. Williamson                            3,288                       .09%
2764 U S 35 South
Southside, West Virginia 25187

Thomas E. Wiseman                              10,820                       .31%
619 Fourth Avenue
Gallipolis, Ohio 45631


All Directors and Executive                   197,042                      5.67%
Officers as a Group
(11 persons)

(1) Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to all of the Common Shares reflected in the table. All fractional Common Shares have been rounded to the nearest whole Common Share.

(2) The percent of class is based on 3,473,766 Common Shares outstanding on February 27, 2003.

(3) Executive Officer of the Company and/or The Ohio Valley Bank Company (the "Bank").

(4)      Includes   10,131   Common  Shares  held by Mr. Smith  pursuant to  the
         Company's Employee Stock Ownership Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

         The Company's Directors, Executive Officers and any persons holding more than 10 percent of the Company's outstanding Common Shares are required to report their initial ownership of Common Shares and any subsequent changes in their ownership to the SEC. Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. Based on its review of (1) Section 16(a) reports filed on behalf of these individuals for their transactions during the Company's 2002 fiscal year and (2) documentation received from one or more of these individuals that no annual Form 5 reports were required to be filed for them for the
Company's 2002 fiscal year, the Company believes that all SEC filing requirements were met, except for those listed below.

         Phil A. Bowman, a Director of the Bank and the Company, did not timely file a Form 4 for November 2002 reporting the acquisition of 73.7559 of the Company's Common Shares as a result of dividend reinvestment on shares held in an Individual Retirement Account.

        Robert H. Eastman, a Director of the Bank and the Company, did not timely file a Form 4 for September 2002 reporting the acquisition of 1,500 of the Company's Common Shares.

         Harold A. Howe, a Director of the Bank and an Officer of the Company, did not report on a Form 3 filed December 15, 1998 the ownership of 95 of the Company's Common Shares. An amended Form 3 was filed on November 12, 2002. This ownership of Common Shares was also reported on a Form 4 dated November 14, 2002.

PROXY ITEM 1:        ELECTION OF DIRECTORS

         The Company's Board of Directors consists of nine (9) members divided into three (3) classes. The terms of office of three (3) Directors of one (1) class expire at the Annual Meeting. Directors elected at the Annual Meeting shall serve a three (3) year term until the 2006 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The individuals named as proxies in the enclosed proxy card intend to vote the Common Shares represented by the proxies received under this solicitation for the nominees named below who have been designated by the Board of Directors, unless otherwise instructed on the proxy card.

         The Board of Directors of the Bank has followed a policy that a Director of the Bank shall retire at the Annual Meeting of Shareholders following the calendar year in which the Director attains the age of 70. The policy does not apply to any member of the Board of the Bank who was a member of the Board on December 2, 1980, the date of the adoption of this policy, except for Merrill Evans, who has specifically requested that this policy apply to his tenure on the Board of the Bank. In observance of this policy, a Director of the Company will not stand for re-election as a Director of the Company following the completion of the term during which he attains the age of 70.

         Article Two of the Company's Code of Regulations prescribes the method for a shareholder to nominate a candidate for election to the Board of Directors. Nominations, other than those made by or on behalf of the existing Board of Directors of the Company, must be made in writing and must be delivered or mailed to the President of the Company not less than 14 days, nor more than 50 days, prior to any meeting of shareholders called for the election of Directors. Such notification must contain the following information:

a.       name and address of each proposed nominee;
b.       principal occupation of each proposed nominee;
c. total number of shares of capital stock of the Company that will be voted for each proposed nominee;
d.       name and residence address of the notifying shareholder; and
e. number of shares of capital stock of the Company owned by the notifying shareholder.

As of the date of this Proxy Statement, no persons have been so nominated for election at this Annual Meeting.

         The table below sets forth information concerning the age, principal occupation and employment and business experience of each nominee for election as Director and each Director who will continue to serve after the Annual Meeting.

         If for any reason, any nominee named below should not be a candidate for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee in the discretion of those persons designated by the Board to serve as proxies. The Company's Management has no reason to believe that any nominee will be unavailable. The three (3) nominees receiving the greatest number of votes will be elected. Common Shares represented by the enclosed proxy card will be voted FOR the election of the Board of Directors' nominees named below unless authority to vote for one or more nominees is withheld. Shareholders may withhold authority to vote for the entire slate as nominated or one or more nominees. Common Shares as to which the authority to vote is withheld will not be counted toward the election of Directors or toward the election of the individual nominees specified on the form of proxy.




                                                                        Director
                                                             Director    of the
                                                               of the    Company
Name                     Age     Principal Occupation(1)     Bank Since   Since
----                     ---     -----------------------     ----------   ------



                NOMINEES FOR ELECTION FOR TERMS EXPIRING IN 2006

Anna P. Barnitz(2)        40     Treasurer and Chief             2001       2003
                                 Financial Officer, Bob's
                                 Market and Greenhouses, Inc.

Lannes C. Williamson(2)   58     President,                      1997       2000
                                 L. Williamson Pallets, Inc.
                                 (Sawmill; Pallet Manufacturing;
                                 and Wood Processing)

Thomas E. Wiseman(3)(4)   44     President,                      1992       1992
                                 The Wiseman Agency, Inc.
                                 (Insurance and Financial Services)

The Board of Directors recommends that shareholders vote FOR the election of the above nominees.

                      DIRECTORS WITH TERMS EXPIRING IN 2004

Steven B. Chapman(2)(4)   56     Certified Public Accountant     1999       2001
                                 (Public Accounting Practice;
                                 Real Estate Holding & Management)

Robert H. Eastman(3)(4)   62     President of Ohio               1986       1992
                                 Valley Supermarkets, Inc.
                                 (Retail Grocery Stores)

Jeffrey E. Smith          53     President and                   1986       1992
                                 Chief Executive Officer of
                                 the Company and the Bank

                      DIRECTORS WITH TERMS EXPIRING IN 2005

Phil A. Bowman(2)         57     Mining Consultant and           1997       1999
                                 Developer

W. Lowell Call(2)(3)      66     Retired Officer of              1986       1992
                                 Bob Evans Farms, Inc.
                                 (Restaurant and Food
                                 Production Industry)

James L. Dailey           68     Chairman of the Board           1970       1992
                                 of the Company and
                                 the Bank




(1)      Each  of the   Directors has  held  the  respective  position  with the
         Company or the other companies listed for a period of at least five years.

(2) Member of the Audit Committee of the Company. The Audit Committee is also charged by Ohio law with responsibility for the Bank's audit. The Committee met twelve (12) times during 2002. The Bank's annual audit is reviewed by the entire Board of Directors.

(3) Member of the Compensation Committee of the Company. The Compensation Committee establishes the compensation of Executive Officers of the Bank. The Compensation Committee met four (4) times during 2002.

(4) Member of the Nominating Committee of the Company. The Nominating Committee met one (1) time during 2002.


         During the past year, the Board of Directors  of the Company met twelve
(12) times. Each of the Directors attended more than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by Board committees on which the Director served during the year.

Remuneration of Executive Officers

         The following table shows, for the three fiscal years ended December 31, 2002, compensation paid by the Company for services in all capacities to the following executive officers of the Company who earned salary and bonus in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation
--------------------------------------------------------------------------------
Name and Principal         Year    Salary(1)   Bonus(2)   All Other Compensation
Position                             ($)         ($)                ($)
--------------------------------------------------------------------------------


James L. Dailey           2002     $98,500      $29,900              $1,780  (3)
Chairman of the           2001     108,373       27,681               1,557
Board of the Company      2000     105,077       81,628              14,008
and the Bank

Jeffrey E. Smith          2002    $127,770      $67,412             $12,744  (4)
President and Chief       2001     122,009       81,093              11,484
Executive Officer of the  2000      96,994       81,304              13,026
Company and the Bank

E. Richard Mahan          2002     $62,360      $48,989              $7,126  (5)
Executive Vice President  2001      58,812       44,621               6,457
and Secretary of the      2000      42,767       41,935               6,576
Company and the Bank

Larry E. Miller           2002     $61,687      $48,989              $7,426  (6)
Executive Vice President  2001      58,327       44,621               6,806
and Treasurer of the      2000      42,000       41,935               6,357
Company and the Bank


(1) "Salary" for Mr. Dailey during 2002 consists of Outside Chairman Compensation of $68,500; Executive Committee Fees of $24,000; and Director's Fees of $6,000. "Salary" for Mr. Smith during 2002 includes Director's fees in the amount of $3,600. Mr. Dailey received Director's fees in the amount of $6,000 during fiscal year 2001 and $2,400 during fiscal year 2000. Mr. Smith received Director's fees in the amount of $3,600 during fiscal year 2001 and $2,400 during fiscal year 2000. Messrs. Mahan and Miller received no fees for fiscal years 2002, 2001 and 2000.

(2) "Bonus" includes Director's Retainer received by Messrs. Dailey and Smith during 2002 in the amount of $14,000; and Director's Bonus during each of 2001 and 2000 fiscal years in the amounts of $13,221 and $12,977, respectively.

(3) Includes $1,780 of premium paid by the Company for a life insurance policy on the life of Mr. Dailey, pursuant to the terms of the Company's group life insurance contracts.

(4) Includes $2,395 allocated to Mr. Smith pursuant to Company contributions and reallocated forfeitures under the Ohio Valley Banc Corp. Profit Sharing Plan; $1,884 allocated to Mr. Smith pursuant to Company contributions and reallocated forfeitures under the 401-K plan which is provided for under the Ohio Valley Banc Corp. Profit Sharing Plan; $7,982 allocated to Mr. Smith pursuant to Company contributions and reallocated forfeitures under the Ohio Valley Banc Corp. Employee Stock Ownership Plan and $483 of premium paid by the Company for a life insurance policy on the life of Mr. Smith, pursuant to the terms of the Company's group life insurance contracts.

(5) Includes $1,327 allocated to Mr. Mahan pursuant to Company contributions and reallocated forfeitures under the Ohio Valley Banc Corp. Profit Sharing Plan; $1,043 allocated to Mr. Mahan pursuant to Company contributions and reallocated forfeitures under the 401-K plan which is provided for under the Ohio Valley Banc Corp. Profit Sharing Plan; $4,422 allocated to Mr. Mahan pursuant to Company contributions and reallocated forfeitures under the Ohio Valley Banc Corp. Employee Stock Ownership Plan and $334 of premium paid by the Company for a life insurance policy on the life of Mr. Mahan, pursuant to the terms of the Company's group life insurance contracts.

(6) Includes $1,434 allocated to Mr. Miller pursuant to Company contributions and reallocated forfeitures under the Ohio Valley Banc Corp. Profit Sharing Plan; $1,128 allocated to Mr. Miller pursuant to Company contributions and reallocated forfeitures under the 401-K plan which is provided for under the Ohio Valley Banc Corp. Profit Sharing Plan; $4,779 allocated to Mr. Miller pursuant to Company contributions and reallocated forfeitures under the Ohio Valley Banc Corp. Employee Stock Ownership Plan and $85 of premium paid by the Company for a life insurance policy on the life of Mr. Miller, pursuant to the terms of the Company's group life insurance contracts.


Compensation of Directors

         No member of the Board of Directors of the Company received remuneration in 2002 for his services as such. All of the Directors of the Company serve as Directors of the Bank. In 2002 and 2001, each individual who was not a salaried officer of the Bank received $500 per month for his service as a member of the Board of Directors of the Bank; in 2000 those individuals received $300 per month. Directors who were employees of a subsidiary of the Company received $300 per month in 2002 and 2001 and $200 per month during 2000 for their services. The Bank Board met thirteen (13) times in 2002. In addition, in 2002, each active Director of the Bank received a retainer of $14,000. In 2001, each active Director of the Bank received a bonus of $13,221. In 2000, each active Director of the Bank received a bonus of $12,977. The retainer and bonus figures were pro-rated for time served for new Directors of the Bank and specifically includes amounts participating Directors may have chosen to defer under the Company's deferred compensation plan for Directors and Executive
Officers implemented in 1996. Each non- employee who is a member of the Executive Committee received an additional $39,900 in 2002, $38,460 in 2001 and $35,569 in 2000 for his service as a member of the Executive Committee of the Board of Directors of the Bank; which met fifty-one (51) times in 2002, fifty-two (52) times in 2001 and fifty (50) times in 2000. This figure was pro-rated for time served for new members. Executive Committee members who were not employees of the Bank in 2002 included Phil A. Bowman, James L. Dailey, Robert H. Eastman, Merrill L. Evans and Thomas E. Wiseman. Executive Committee members who are employees of the Bank receive no compensation for serving on the Executive Committee. Executive Committee members who were employees of the Bank in 2002 include Jeffrey E. Smith, E. Richard Mahan and Larry E. Miller. The Company maintains a life insurance policy for all Directors with a death benefit of two times annual Director fees reduced by 35% at age 65 and terminates at age 70.

         In December 1996, life insurance contracts were purchased by the Company for all Directors and certain officers. The Company is the owner of the contracts. The purpose of these contracts was to replace a current group life insurance program for Executive Officers, implement a deferred compensation plan for Directors and Executive Officers, implement a director retirement plan, and implement a supplemental retirement plan for certain officers. Participants in the deferred compensation plan, upon reaching age 70, are eligible to receive distribution of their contributions, plus accrued interest earned at a permissible rate on reinvestment of the contributions. If a participant dies before reaching age 70 and the participant qualifies, distribution will be made to the participant's designated beneficiary in an amount equal to what the Director would have accumulated if the participant had reached age 70 and had continued to make contributions to the plan. The cost of providing the benefits to the participants will be offset by the earnings on the life insurance contracts. Participants in the director retirement plan, upon reaching age 70, are eligible to receive 50% of the three (3) prior years' average total directors' compensation. The benefit is payable for 120 months for Directors with 10 years of service or less. The benefit is payable for 240 months for Directors with more than 10 years of service. If a Director dies during active service, payment will be made to the Director's designated beneficiary in an amount equal to what the Director would have received had the Director reached age 70, except the benefit term will be reduced to 60 months. If the Director dies during the payment of benefits, payment will be made to the Director's designated beneficiary for the lesser of the remaining term or 60 additional months. The cost of providing the benefits to the Directors will be offset by the earnings on the life insurance contracts.


Report of the Compensation Committee of the Board of Directors on Executive Compensation

This Report and the graph set forth on page __ shall not be incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings.

On April 10, 2002, the Board of Directors of the Company re-elected the following non-employee Directors to the Compensation Committee:

                           Thomas E. Wiseman, Chairman
                           W. Lowell Call
                           Robert H. Eastman

         Philosophy and CEO Compensation. The compensation philosophy of the Company and the Bank is that compensation of its Executive Officers and others should be directly linked to corporate operating performance. To achieve this correlation, executive compensation is heavily weighted toward bonuses paid on the basis of corporate operating performance. It is a historical fact, therefore, that in years when the Bank has performed well, its officers have received greater compensation and in less profitable years, the officers' pay has been negatively impacted to a substantial degree. The cash compensation program for Executive Officers consists of two elements, a base salary component and a bonus component.

         The objectives of the bonus component are to (i) motivate Executive Officers as well as all others and to reward such persons for the accomplishment of annual objectives of the Company and the Bank, (ii) reinforce a strong performance orientation with differentiation and variability in individual awards based on contribution to annual and long-range business results and (iii) provide a fully competitive compensation package which will attract, reward, and retain individuals of the highest quality.

         Decision-Making Process. The Executive Officers of the Company receive no compensation from the Company. Instead, they are paid by the Bank for services rendered in their capacity as Executive Officers of the Company and the Bank.

         In 1993, the Bank engaged Crowe, Chizek and Company LLP, the Company's and the Bank's independent auditors, to construct a comprehensive wage and salary administration plan for the Bank to be used for all its employees, including its Executive Officers.

         In 1993, in 1996, and again in 2001, a marketplace range was developed by Crowe, Chizek and Company LLP for all jobs of the Company including that of Jeffrey E. Smith. These ranges were revised in 2002 using the Crowe Chizek Bank Compensation Survey and the 2002 Ohio Bankers League Compensation Survey.

         Base Salary. The Compensation Committee evaluated the ability of Mr. Smith to achieve or exceed the expected requirements of his job based on 10 specific criteria in his job content questionnaire. This evaluation conducted by the Compensation Committee evaluates each criteria of Mr. Smith's performance in a range from 1, the lowest, to 5, the highest, in increments of .25. The performance rating of Mr. Smith and his position in the marketplace range generated a non-Director base salary of $124,170 in 2002, $118,409 in 2001, and $94,594 in 2000; which is included in the Summary Compensation Table on page 7.

         Bonuses. Each year key goals are identified and communicated to senior management. The Compensation Committee met with Mr. Smith four (4) times during 2002 to review his performance as well as the progress toward the accomplishment of the eight (8) specific goals established by the Company. The bonus range for Mr. Smith in 2002 was $18,104 to $70,412. The evaluation by the Compensation Committee of Mr. Smith's accomplishment of the specific annual goals generated a non-Director bonus of $53,412 in 2002, $67,872 in 2001, and $68,327 in 2000;
which is included in the Summary Compensation Table on page 7.

         Profit Sharing and Retirement Plan. The Company sponsors a Profit Sharing and Retirement Plan, a qualified plan, for all of its employees including Executive Officers. Each employee who is 21 years of age, has completed one (1) year of service, one thousand (1,000) hours, and is employed on the last day of the plan year is qualified to participate in the plan. In December 2002, the Board of Directors voted to contribute $148,800 to this Plan. Each participant received a pro rata share of this contribution as well as a pro rata share of reallocated forfeitures (such pro rata share, in each case, based upon such participant's eligible compensation). Mr. Smith's share of the 2002 contribution and reallocated forfeitures is included in the Summary Compensation Table on page 7.

         401(k) Retirement Plan. The Company sponsors a 401(k) Retirement Plan, a qualified plan, under the Profit Sharing and Retirement Plan. Participant qualifications are identical to those of the Profit Sharing and Retirement Plan. In cases where participants made deferrals to the 401(k) plan, the company contributed 25% of the first 4% of the deferral amount, not to exceed 1% of plan compensation. Mr. Smith's share of the 2002 contribution and reallocated forfeitures is included in the Summary Compensation Table on page 7.

         Employee Stock Ownership Plan. The Company sponsors an Employee Stock Ownership Plan, a qualified plan, for all of its employees including Executive Officers. Participant qualifications are identical to those of the Profit Sharing and Retirement Plan. In December 2002, the Board of Directors voted to contribute $297,600 to this plan. Each participant's share of contributions and reallocated forfeitures is also identical to those of the Profit Sharing and Retirement Plan. Mr. Smith's share of the 2002 contributions and reallocated forfeitures is included in the Summary Compensation Table on page 7.

         Executive Deferred Compensation Plan. The Company maintains a non-qualified executive deferred compensation plan. Participants in the executive deferred compensation plan are subject to the same terms and conditions as participants of the Director deferred compensation plan, as detailed in Compensation of Directors on page 8. The cost of providing benefits to the participants of the deferred compensation plan will be offset by the earnings on the life insurance contracts.

         Supplemental Executive Retirement Plan. The Company maintains a non-qualified supplemental retirement plan for certain of its Executive Officers. Participation in the plan is at the discretion of the Board and is designed to supplement the retirement benefits of such participants. Currently, James L. Dailey and Jeffrey E. Smith are participants in the plan. Under the plan, life insurance contracts were purchased by the Company in December 1996, based upon a formula determined by the Board of Directors for each participant. The Company is the owner of the contracts. Generally the target benefit is equal to:

         70% of a  participant's  final year's annual  compensation  at age 65

          o less  the  participant's   projected  benefit  under  the  Company's
            qualified retirement plans and
          o less the participant's projected Social Security benefit.

         In the event of a participant's death while actively employed by the Company, the participant's designated beneficiary will be entitled to the payment of such benefits. The cost of providing the benefits will be offset by the earnings and death benefits of the life insurance contracts.

         The decision-making process and compensation philosophy of the Company and the Bank were considered by the Compensation Committee when determining 2002 compensation for Jeffrey E. Smith, President and Chief Executive Officer, of the Company and the Bank. The Compensation Committee believes that the compensation earned by Mr. Smith in 2002 was fair and reasonable when compared with executive compensation levels in the banking industry as reported in the marketplace range developed. Mr. Smith ranked in the middle one-third of the total compensation marketplace range for his grade.

Submitted by:
Compensation Committee Members

Thomas E. Wiseman, Chairman
W. Lowell Call
Robert H. Eastman


Report of the Audit Committee of the Board of Directors

         Audit Committee. The Audit Committee met twelve (12) times in 2002. The Audit Committee recommends the appointment of the Company's independent accountants, reviews and approves the audit plan and fee estimate of the independent public accountants, appraises the effectiveness of the internal and external audit efforts, evaluates the adequacy and effectiveness of the Company's accounting policies and financial and accounting management, supervises the Company's internal auditor, and reviews and approves the annual financial statements. Members of the Audit Committee are Anna P. Barnitz, Phil
A. Bowman, W. Lowell Call, Steven B. Chapman and Lannes C. Williamson. The Company's Board adopted a written charter for the Audit Committee on May 16, 2000. A copy of the charter which was amended by the Company's Board on February 25, 2003 is included with this Proxy Statement as Appendix A.

         Audit Committee Independence. In the opinion of the Company's Board, Directors Barnitz, Bowman, Call, Chapman, and Williamson do not have relationships with the Company that have or will in the future interfere with their exercise of independent judgment in carrying out their responsibilities as Directors and as members of the Audit Committee. None of them is or has for the past three years been an employee of the Company, and no immediate family members of any of them is or has for the past three years been an Executive Officer of the Company. Each member of the Audit Committee qualifies as "independent" under the rules of the NASDAQ Stock Market.

         Audit Committee Report. The Audit Committee has submitted the following report for inclusion in this Proxy Statement:

         The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2002. The Audit Committee has also discussed with Crowe, Chizek and Company LLP, independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (having to do with accounting methods used in the financial statements). The Audit Committee has received the written disclosures and a letter from Crowe Chizek required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor's independence), and has discussed with Crowe Chizek the independent auditor's independence from the Company. Based on this, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Submitted by:
Audit Committee Members

Steven B. Chapman, CPA; Chairman
Anna P. Barnitz
Phil A. Bowman
W. Lowell Call
Lannes C. Williamson

         This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such act.

Other Transactions with Management

         The Company through its subsidiary, the Bank, has had and expects to have in the future banking transactions in the ordinary course of the Bank's business with some of the Directors, officers and principal stockholders of the Company and entities with which they are associated. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral on loans and repayment terms, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Management of the Company, each such loan and commitment to loan did not involve more than a normal risk of uncollectibility or present other unfavorable features. All of such loans comply with Regulation "O" of the federal banking regulations. The aggregate amount of loans to officers and Directors of the Company, entities in which such officers and Directors have an interest, and affiliates and other associates of officers and Directors was $19,164,339 at December 31, 2002. As of the date hereof, all of such loans were performing loans.

         In 2002, Ohio Valley Financial Services Agency became a wholly owned subsidiary of Ohio Valley Banc Corp. 50% of the membership interest of Ohio Valley Financial Services was formerly owned by The Wiseman Agency, Inc., a corporation which is principally owned or controlled by Director Thomas E. Wiseman and his family. Neither the Company nor The Wiseman Agency, Inc. received any income from Ohio Valley Financial Services during the past year.

Performance Graph

         The following graph sets forth a comparison of five year cumulative total returns among the Company's Common Shares (indicated "OVBC" on the Performance Graph), the S & P 500 Index (indicated "S & P" on the Performance Graph), and SNL Securities SNL $500 Million-$1 Billion Bank Asset-Size Index (indicated "SNL" on the Performance Graph) for the fiscal years indicated. Information reflected on the graph assumes an investment of $100 on December 31, 1997 in each of the Common Shares of the Company, the S & P 500 Index, and the SNL $500M-$1B Bank Asset-Size Index. Cumulative total return assumes reinvestment of dividends. The SNL $500M-$1B Bank Index represents stock performance of one hundred two (102) of the nation's banks located throughout the United States with total assets between $500 Million and $1 Billion as selected by SNL Securities of Charlottesville, Virginia. The Company is included as one of the 102 banks in the SNL Index.

                             INDEX OF TOTAL RETURNS
                         OVBC, S&P 500 and SNL $500M-$1B
                                    1997-2002

                 Q4 97     Q4 98     Q4 99     Q4 00     Q4 01     Q4 02
                 -----     -----     -----     -----     -----     -----

OVBC             $100      $173      $178      $137      $135      $119

S&P 500          $100      $129      $156      $141      $125      $ 97

SNL $500M-$1B    $100      $ 98      $ 91      $ 87      $113      $144



                               [Insert Graph Here]

Information Concerning Independent Certified Public Accountant

         Independent Auditors for the Year Ending December 31, 2003. The Company's independent auditor for the fiscal year ended December 31, 2002 was Crowe, Chizek and Company LLP. The Board has retained Crowe Chizek to be the Company's independent auditor for the fiscal year ending December 31, 2003. A representative of Crowe Chizek is expected to be present at the Annual Meeting.

         Audit Fees. The aggregate fees billed or estimated to be billed for professional services rendered by Crowe Chizek for the audit of the Company's annual financial statements for the year ended December 31, 2002 and for Crowe Chizek's review of the financial statements included in the Company's Form 10-Q for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002 and Form 10-K for the year ended December 31, 2002 were $70,250.

         Financial Information Systems Design and Implementation Fees. In 2002 Crowe Chizek performed no services and therefore billed no fees relating to operating or supervising the operation of the Company's information systems or local area network or for designing or implementing the Company's financial information management systems.

         All Other Fees. The aggregate fees billed for other services rendered to the Company by Crowe Chizek in 2002 were $42,540.

         Auditor Independence. The Audit Committee of the Board believes that the non-audit services by Crowe Chizek are compatible with maintaining the auditor's independence.


Annual Report - Form 10-K

         The Company will provide without charge to any shareholder of record on March 12, 2003, on the written request of any such shareholder, a copy of the Company's Annual Report on Form 10-K, including Financial Statements and
Schedules thereto, required to be filed under the Securities Exchange Act of 1934, as amended, for the Company's fiscal year ended December 31, 2002. Such written request should be directed to E. Richard Mahan, Secretary, Ohio Valley Banc Corp., P.O. Box 240, Gallipolis, Ohio 45631, telephone number 1-740-446-2631.

Proxy Statement Proposals

         Each year, the Board of Directors submits its nominations for election of Directors at the Annual Meeting of Shareholders. Other proposals may be submitted by the Board of Directors or shareholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a shareholder for inclusion in the Proxy Statement for the 2004 Annual Meeting, presently scheduled for April 14, 2004, must be received by the Company on or before November 19, 2003. If a shareholder intends to present a proposal at the 2004 Annual Meeting, but has not sought the inclusion of such proposal in the Company's proxy materials, such proposal must be received by the Company prior to February 22, 2004, or the Company's management proxies for the 2004 Annual Meeting will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Company's proxy materials.

Reports to be Presented at the Meeting

         There will be presented at the meeting the Company's Annual Report for the year ended December 31, 2002, containing financial statements for such year and the signed opinion of Crowe, Chizek and Company LLP, independent certified public accountant, with respect to such financial statements. The Annual Report is not to be regarded as proxy soliciting material, and the Company's management does not intend to ask, suggest or solicit any action from the shareholders with respect to such Annual Report.

Other Matters

         The only business which the Company's management intends to present at the Annual Meeting consists of the matters set forth in this Proxy Statement. The Company's management knows of no other matters to be brought before the Annual Meeting by any other person or group.

         If any other matters should properly come before the Annual Meeting, the proxy holders will vote thereon in their discretion.

        All duly executed proxies received will be voted.

         You are requested to vote by either visiting the proxyvote.com Web site; calling the toll-free number on the proxy card; or signing and dating the enclosed proxy and mailing it promptly in the enclosed envelope. If you later desire to vote in person or to change or withdraw your vote, you may revoke your proxy either by written notice to the Company, to the attention of James L. Dailey, Chairman, or in person at the Annual Meeting (without affecting any vote previously taken). Polls will close promptly at 5:00 p.m. on the day of the Annual Meeting, April 9, 2003.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                                 James L. Dailey
                                                           Chairman of the Board

                                                                Jeffrey E. Smith
                                           President and Chief Executive Officer

                                   Appendix A

                             OHIO VALLEY BANC CORP.

                             AUDIT COMMITTEE CHARTER

I.       PURPOSE

The Audit Committee shall provide assistance to the Ohio Valley Banc Corp. directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control.

o Oversee the certification process of the Corporation's quarterly and annual financial statements and disclose controls by the CEO and CFO under the Sarbanes-Oxley Act.

o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

o Provide an open avenue of communication   among  the independent  accountants,
  financial and senior management, the internal auditing department, and the Board of Directors.


II.      COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board would interfere with the exercise of his or her independent judgment as a member of the Committee. At the discretion of the Board, bank directors may be selected to serve on the Company's Audit Committee. However, at all times, the majority of Audit Committee members must be directors of the Company. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise as determined by the Board of Directors.
Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Committee Chairman shall also be elected by the full Board.


III.     MEETINGS

The Committee shall normally meet on a periodic basis, or more frequently as circumstances dictate. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Audit Committee's Chair will discuss financial reporting issues with the independent accountants and management quarterly.

IV.      RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, as conditions dictate. The Charter is to be published as an Appendix to the proxy statement every three years.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

4. Review with financial management and independent accountants the 10-Q and recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K. The Chair of the Committee may represent the entire Committee for purposes of this review.
5.       Maintain minutes of Audit Committee meetings and activities.

6.       Pre-approve   all   audit and   non-audit   services   provided  by the
         Corporation's external auditors.


Independent Accountants

7. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountant's independence.

8.       Evaluate  the  performance of  the   independent  accountants  and make
         recommendations to the Board of Directors regarding the appointment or termination of the independent accountants.

Ethical and Legal Compliance

9. Review activities, organizational structure, and qualifications of the internal audit department.

10. The Audit Committee shall have the power to conduct or authorize the investigations into any matters within the Committee's scope of responsibilities. They shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

11.      Perform  any   other activities  consistent  with   this  Charter,  the
         Corporation's By-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

                                     PROXY
                             OHIO VALLEY BANC CORP.
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

      The  undersigned  hereby appoints James L. Dailey,  Jeffrey E. Smith,  and
E. Richard Mahan, and each of them with full power of substitution to each, the true and lawful attorneys and proxies of the undersigned to vote all of the Common Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Ohio Valley Banc Corp., to be held at the Morris and Dorothy Haskins Ariel Theatre, 426 Second Avenue, Gallipolis, Ohio, on Wednesday, April 9, 2003 at 5:00 p.m., Eastern Daylight Time, and at any adjournment(s) thereof, for the purposes stated on the reverse side.

      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated March 19, 2003, and the Proxy Statement furnished therewith. Any proxy heretofore given to vote the Common Shares covered herein is hereby revoked.

      Address changes/Comments:

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

         (THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

OHIO VALLEY BANC CORP.

 1. ELECTION OF DIRECTORS:  VOTE  WITHHOLD     VOTE
                            FOR     VOTE     FOR ALL    To withhold authority to
    01)ANNA P. BARNITZ      ALL               EXCEPT    vote, mark "For All
    02)LANNES C. WILLIAMSON                             Except" and write the
    03)THOMAS E. WISEMAN    []       []         []      nominee's number on the
                                                        line below.

                                                        ------------------------

 2. To transact such other business as may properly come before the meeting or any adjournment(s) thereof; with all powers the undersigned would possess if personally present, giving unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinion may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof.

      A majority of said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting (or if only one should be present and act, then that one) shall have and exercise all the powers of said attorneys and proxies hereunder.

      UNLESS   INSTRUCTIONS  TO  THE  CONTRARY  ARE  GIVEN,  THE  COMMON  SHARES
REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE PERSONS NAMED AS NOMINEES IN THE ACCOMPANYING PROXY STATEMENT.


NOTE: Please fill in, sign, and return this proxy in the enclosed envelope. When signing as Attorney, Executor, Administrator, Trustee, or Guardian, please give full title as such. If signer is a corporation, please sign the full corporate name by authorized officer. Joint Owners should sign individually.

For address changes and/or comments, please check this box and write them
on the back where indicated.                                                [ ]

Please indicate if you plan to attend meeting.                              [ ]

Shareholder  sign  name  here  exactly  as  it  appears hereon.

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Signature                  Date                 Signature(Joint Owners)    Date